UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2010

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14223	22-3689303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ		07310
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 222-9400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Knight Capital Group, Inc.

Current Report on Form 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee of the Board of Directors of Knight Capital Group, Inc. (the “Company”) adopted the Knight Capital Group, Inc. Key Employee Voluntary Deferred Compensation Plan (the “Plan”), an unfunded, non-qualified deferred compensation plan, on November 12, 2010. The Plan provides selected participants with the opportunity to elect to defer annual cash bonuses and monthly cash commissions, if applicable, up to a maximum amount selected by the Plan administrator. Amounts deferred are credited with gains and losses based on participants’ notional returns in tracking investments selected by the participant among those made available from time to time by the Plan administrator, including certain trading strategies that are presently administered by Knight Equity Markets, L.P. Other than deemed investment returns, no Company contributions will be made under the Plan. Participants will be vested at all times in the principal amounts deferred under the Plan. Any increase in value of participant accounts will be subject to a vesting schedule determined by the Plan administrator related to a participant’s continued employment with the Company or one of its affiliates but subject to accelerated vesting on the occurrence of qualifying terminations of employment and certain other events, including a change in control of the Company. Payment generally occurs in a lump sum on the first to occur of (i) the January 1st of the calendar year elected (on a plan year basis) by the participant for an in-service withdrawal, if any, and (ii) the first January 1st or July 1st of the calendar year following the year in which the participant’s separation from service occurs that is at least six months following the participant’s separation from service. Payment will also be made in a lump sum as soon as practicable following a change in control of the Company.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by the complete terms and conditions of the Plan, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Shell Company Transactions

Not Applicable

(d) Exhibits

Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: November 18, 2010

KNIGHT CAPITAL GROUP, INC.

By:	/S/ ANDREW M. GREENSTEIN
Name:	Andrew M. Greenstein
Title:	Managing Director, Deputy General Counsel and Assistant Secretary